NORTH SQUARE INVESTMENTS TRUST

North Square Preferred and Income Securities Fund

Class I: ORDNX

Supplement dated January 16, 2024
to the Statutory Prospectus and Statement of Additional Information (“SAI”)
dated September 28, 2023, as supplemented

This supplement serves as notification of the following change:

Michael J. Martin will no longer serve as a Co-Portfolio Manager of the North Square Preferred and Income Securities Fund (the “Fund”). Brandon F. Bajema, John L. Cassady, III and David L. Withrow will remain Co-Portfolio Managers of the Fund. All references to Mr. Martin with respect to the Fund are hereby removed from the Statutory Prospectus and SAI.

Please retain this supplement for future reference.